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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


       000-10535                                        38-2378932
(Commission File Number)                      (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit 99.1:     Press Release, dated July 11, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release 33-8216.

         On July 11, 2003, Citizens Banking Corporation issued a press release announcing its financial results for the second quarter of 2003 and certain other information. The full text of the press release announcing the results and various other information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 11, 2003                       CITIZENS BANKING CORPORATION


                                    By: /s/ Thomas W. Gallagher
                                       -----------------------------------------
                                       Thomas W. Gallagher
                                       Senior Vice President, General Counsel
                                         and Secretary



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                                  EXHIBIT INDEX


Number   Description

99.1     Press Release, dated July 11, 2003







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